Exhibit 99.1

HireQuest Reports Financial Results for First Quarter 2026

GOOSE CREEK, South Carolina – May 12, 2026 – HireQuest (Nasdaq: HQI), a national franchisor of on-demand staffing and direct-hire recruiting services, today reported financial results for the first quarter ended March 31, 2026.

Rick Hermanns, HireQuest’s President and Chief Executive Officer, commented, “The first quarter of 2026 was another solid period of operational execution and profitability for our business, reflecting the resiliency of our franchise staffing model in diverse markets. Our operational execution is supported by a strong balance sheet with no debt, and we remain committed to efficiently allocating capital and returning it to our shareholders. Looking ahead, we believe we’re well positioned to benefit from a stabilizing job market as we continue to leverage our proven franchise model to drive consistently profitable results throughout the year.”

First Quarter 2026 Review

Franchise royalties in the first quarter of 2026 were $6.1 million compared to $7.0 million in the prior-year period. Service revenue was $462,000 compared to $512,000 in the prior-year period. The first quarter of 2025 included approximately $500,000 in franchise royalties and $74,000 in service revenue related to MRINetwork assets which were divested on January 1, 2026.

Total revenue in the first quarter of 2026 was $6.5 million compared to $7.5 million in the prior year period, a decrease of 12.7%.

SG&A expenses in the first quarter of 2026 were $4.3 million compared to $5.3 million in the first quarter of 2025, a decrease of 18.8%. Workers' compensation expense was approximately $39,000 in the first quarter of 2026 compared to approximately $28,000 in the prior-year period. The first quarter of 2025 included approximately $700,000 in SG&A expenses related to the MRINetwork assets divestiture.

Depreciation and amortization in the first quarter of 2026 was approximately $778,000, compared to $734,000 in the first quarter of 2025.

Interest and other financing expense in the first quarter of 2026 was approximately $8,000 compared to $144,000 for the first quarter of 2025. Interest and other financing expense will fluctuate as the Company utilizes the line of credit for acquisitions or other short-term liquidity needs.

Net income in the first quarter of 2026 was $1.6 million or $0.11 per diluted share, compared to a net income of $1.4 million, or $0.10 per diluted share, in the first quarter of 2025.

Adjusted net income for the first quarter of 2026 was $1.8 million, or $0.13 per diluted share compared to adjusted net income of $1.8 million, or $0.13 per diluted share, in the first quarter of 2025.

Adjusted EBITDA for the first quarter of 2026 was $2.7 million compared to $2.8 million in the first quarter of 2025.

System-wide sales for the first quarter of 2026 decreased 13.4% to $102.6 million compared to $118.4 million for the first quarter of 2025. The first quarter of 2025 included approximately $16.0 million in system-wide sales related to the MRINetwork assets divestiture.

Balance Sheet and Capital Structure

Cash was $1.0 million as of March 31, 2026, compared to $3.9 million as of December 31, 2025. Total assets were $91.1 million as of March 31, 2026, compared to $88.2 million as of December 31, 2025. Total liabilities were $23.8 million as of March 31, 2026, compared to $19.9 million as of December 31, 2025.

Working capital as of March 31, 2026, was $32.5 million compared to $33.0 million as of December 31, 2025.

As of March 31, 2026, assuming continued covenant compliance, availability under the line of credit was approximately $40.3 million based on eligible collateral, less letter of credit reserves, bank product reserves, and current advances.

On March 16, 2026, the Company paid a quarterly cash dividend of $0.06 per share of common stock to shareholders of record as of March 2, 2026. The Company intends to pay a $0.06 cash dividend on a quarterly basis, but the declaration of any dividend and the exact amount each quarter will be based on its business results and financial position and is subject to board of directors’ discretion.

Conference Call

HireQuest will hold a conference call to discuss its financial results.

Date:	Tuesday, May 12, 2026
Time:	4:30 p.m. Eastern Time
Toll-free dial-in number:	888-506-0062
International dial-in number:	973-528-0011
Entry code:	691937

Please call the conference telephone number 5-10 minutes prior to the start time. An operator will register your name and organization.

The conference call will be broadcast live and available for replay at https://www.webcaster5.com/Webcast/Page/2359/53938 and via the investor relations section of HireQuest’s website at https://hirequest.com/.

A replay of the conference call will be available through Tuesday, May 26, 2026.

Toll-free replay number:	877-481-4010
International replay number:	919-882-2331
Replay passcode:	53938

About HireQuest

HireQuest is a franchisor of staffing solutions with a footprint across the U.S. and international markets. Through its primary divisions - HireQuest Direct, HireQuest Health, Snelling, TradeCorp and DriverQuest - the company delivers temporary, direct-hire, and contract workforce solutions across a wide range of industries, including construction, light industrial, healthcare, finance, manufacturing, hospitality, logistics and more. From on-demand staffing to direct hire recruiting, HireQuest’s divisions work together to provide workforce solutions that help businesses grow and create meaningful opportunities for the communities we serve. For more information, visit www.hirequest.com

Important Cautions Regarding Forward-Looking Statements

This news release includes and our directors and officers may make certain estimates and other forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Exchange Act, including, among others, statements with respect to future revenue, franchise sales, system-wide sales, net income and Adjusted EBITDA (a non-GAAP Financial Measure); operating results; dividends and shareholder returns; anticipated benefits and synergies of any proposed transaction and future opportunities, including statements regarding value, profitability or growth prospects, cost synergies of any merger or acquisitions including those we have completed in 2023 and 2024; intended office openings or closings; expectations of the effect on our financial condition of claims and litigation; strategies for customer retention and growth; strategies for risk management; and all other statements that are not purely historical and that may constitute statements of future expectations. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will,” and similar references to future periods.

While we believe these statements are accurate, forward-looking statements are not historical facts and are inherently uncertain. They are based only on our current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. We cannot assure you that these expectations will materialize, and our actual results may be significantly different. Therefore, you should not place undue reliance on these forward-looking statements. Important factors that may cause actual results to differ materially from those contemplated in any forward-looking statements made by us include the following: the level of demand in and financial performance of the temporary staffing and permanent placement industry; the financial performance of our franchisees; our franchisees' and our customers' ability to navigate successfully the challenges posed by instability in the financial and capital markets and the overall economic environment including the impact of increases in the price of oil and gas and any potential recession; changes in customer demand; the extent to which we are successful in gaining new long-term relationships with customers or retaining existing ones, and the level of service failures that could lead customers to use competitors’ services; workers' compensation expenses that fluctuate from period to period based on the mix of classifications, the level of payroll, recent claims resolution, and cumulative experience; significant investigative or legal proceedings including, without limitation, those brought about by the existing regulatory environment or changes in the regulations governing the temporary staffing and permanent placement industry and those arising from the action or inaction of our franchisees and temporary employees; strategic actions, including acquisitions and dispositions and our success in integrating acquired businesses including, without limitation, successful integration following the acquisitions of Ready Temporary Staffing, TEC Staffing Services, MRI Network, Snelling Staffing, LINK, Recruit Media, Dental Power, Temporary Alternatives, Inc., and subsequent or smaller acquisitions; the possibility that any strategic target will not agree to consummate a transaction or that any such transaction is consummated on different terms than currently anticipated; the possibility that conditions to the completion of a proposed transaction, including the receipt of any required shareholder approvals and any required regulatory approvals, will not be met; the possibility that we may be unable to achieve expected synergies and operating efficiencies within an expected time frame or at all and to successfully integrate any acquired operations with ours; the possibility that such integration may be more difficult, time-consuming, or costly than expected, or that operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, or suppliers) may be greater than expected following a proposed transaction or the public announcement of a proposed transaction; disruptions to our technology network including computer systems and software whether resulting from a cyber-attack or otherwise; natural events such as pandemics, severe weather, fires, floods, and earthquakes, or man-made or other disruptions of our operating systems or the economy including by war or political turmoil; and the factors discussed in the “Risk Factors” section and elsewhere in our Annual Report on Form 10-K filed with the SEC.

Any forward-looking statement made by us in this news release is based only on information currently available to us and speaks only as of the date on which it is made. The Company disclaims any obligation to update or revise any forward-looking statement, whether written or oral, that may be made from time to time, based on the occurrence of future events, the receipt of new information, or otherwise, except as required by law.

Non-U.S. GAAP Financial Measures

This document contains supplemental financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Management uses these non-U.S. GAAP measures in its analysis of the Company’s performance. These measures should not be considered a substitute for U.S. GAAP basis measures nor should they be viewed as a substitute for operating results determined in accordance with U.S. GAAP. Management believes the presentation of non-U.S. GAAP financial measures that exclude the impact of specified items provide useful supplemental information that is essential to a proper understanding of the Company’s financial condition and results. Non-U.S. GAAP measures are not formally defined under U.S. GAAP, and other entities may use calculation methods that differ from those used by us. As a complement to U.S. GAAP financial measures, our management believes these non-U.S. GAAP financial measures assist investors in comparing the financial condition and results of operations of financial institutions due to the industry prevalence of such non-U.S. GAAP measures. See the tables below for a reconciliation of these non-U.S. GAAP measures to the most directly comparable U.S. GAAP financial measures.

Company Contact:

HireQuest

David Hartley, Chief Financial Officer

(800) 835-6755

Email: cdhartley@hirequest.com

Investor Relations Contact:

IMS Investor Relations

John Nesbett/Jennifer Belodeau

(203) 972-9200

Email: hirequest@imsinvestorrelations.com

- Tables Follow -

HireQuest

Condensed Consolidated Balance Sheets

(unaudited)

(in thousands, except share and par value data)	March 31, 2026	December 31, 2025
ASSETS
Current assets
Cash	$ 1,015	$ 3,895
Accounts receivable, net of allowance of $279 thousand and $288 thousand, respectively	44,668	39,281
Notes receivable	1,368	1,073
Prepaid expenses, deposits, and other assets	3,755	3,249
Prepaid workers' compensation	955	848
Total current assets	51,761	48,346
Property and equipment, net	3,996	4,050
Workers’ compensation claims payment deposit	1,128	1,128
Franchise agreements, net	16,789	17,242
Other intangible assets, net	6,709	6,980
Goodwill	1,633	1,633
Investment in unconsolidated affiliate	635	-
Deferred tax asset	1,957	1,868
Other assets	297	279
Notes receivable, net of current portion and allowance of $1.2 million	5,553	5,599
Intangible asset held for sale	672	1,102
Total assets	$ 91,130	$ 88,227
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$ 567	$ 192
Other current liabilities	2,091	2,186
Accrued payroll, benefits, and payroll taxes	1,635	1,800
Due to franchisees	10,457	7,004
Risk management incentive program liability	1,573	1,237
Workers' compensation claims liability	2,937	2,929
Total current liabilities	19,260	15,348
Workers' compensation claims liability, net of current portion	2,178	2,232
Franchisee deposits	2,358	2,326
Total liabilities	23,796	19,906
Commitments and contingencies (Note 11)
Stockholders' equity
Preferred stock - $0.001 par value, 1,000,000 shares authorized; none issued	-	-
Common stock - $0.001 par value, 30,000,000 shares authorized; 13,940,285 and 14,079,692 shares issued, respectively	14	14
Additional paid-in capital	37,370	37,222
Treasury stock, at cost - 0 and 48,849 shares, respectively	-	(146)
Retained earnings	29,950	31,231
Total stockholders' equity	67,334	68,321
Total liabilities and stockholders' equity	$ 91,130	$ 88,227

HireQuest

Condensed Consolidated Statement of Income

(unaudited)

	Three months ended
(in thousands, except per share data)	March 31, 2026	March 31, 2025
Franchise royalties	$ 6,061	$ 6,960
Service revenue	462	512
Total revenue	6,523	7,472
Selling, general and administrative expenses	4,269	5,255
Depreciation and amortization	778	734
Income from operations	1,476	1,483
Other miscellaneous income	16	131
Interest income	101	134
Gain on divestiture	248	-
Interest and other financing expense	(8)	(144)
Net income before income taxes	1,833	1,604
Provision for income taxes	264	169
Net income from continuing operations	1,569	1,435
Loss from discontinued operations, net of tax	(9)	(72)
Net income	$ 1,560	$ 1,363

Basic earnings per share
Continuing operations	$ 0.11	$ 0.10
Discontinued operations	-	-
Total	$ 0.11	$ 0.10

Diluted earnings per share
Continuing operations	$ 0.11	$ 0.10
Discontinued operations	-	-
Total	$ 0.11	$ 0.10

Weighted average shares outstanding
Basic	13,873	13,925
Diluted	13,896	13,980

HireQuest

Non-U.S. GAAP - Reconciliation of Net Income to Adjusted EBITDA

(unaudited)

	Three months ended
(in thousands)	March 31, 2026	March 31, 2025
Net income	$ 1,560	$ 1,363
Interest expense	8	144
Provision for income taxes	264	169
Depreciation and amortization	778	734
EBITDA	2,613	2,410
WOTC related costs	104	150
Non-cash compensation	148	239
Gain on divestiture	(248)	-
Acquisition related charges, net	-	(103)
Write down of notes receivable	50	103
Adjusted EBITDA	$ 2,664	$ 2,799

HireQuest

Non-U.S. GAAP - Reconciliation of Net Income to Adjusted Net Income

(unaudited)

	Three months ended
(in thousands, except per share data)	March 31, 2026	March 31, 2025
Net income	$ 1,560	$ 1,363
Amortization of acquired intangibles	567	541
Gain on divestiture	(248)	-
Acquisition related charges, net	-	(103)
Write down of note receivable	50	103
Tax effect of adjustments (1)	(96)	(141)
Adjusted net income	$ 1,833	$ 1,763

Adjusted net income per diluted share	$ 0.13	$ 0.13
Weighted average diluted shares outstanding	13,896	13,980
(1) the tax effect includes the application of our estimated combined statutory rate of 26% to all taxable/deductible adjustments.

HireQuest

Non-U.S. GAAP - Supplemental SG&A Breakdown

(unaudited)

	Three months ended
(in thousands)	March 31, 2026	March 31, 2025
Core SG&A	$ 4,180	$ 5,050
Net workers' compensation expense	39	28
MRINetwork advertising fund expenses	-	74
Impairment of notes receivable	50	103
SG&A	$ 4,269	$ 5,255